Exhibit 10(cxvii)
                                 AMENDMENT NO. 1


     AMENDMENT NO. 1 dated as of March 29, 1996 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 11, 1990, amended and restated as of April 18, 1995, among HAMILTON BEACH/PROCTOR-SILEX, INC., PROCTOR-SILEX
CANADA INC., PROCTOR-SILEX S. A. de C. V., as Borrowers, the BANKS signatory thereto and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as U. S. Agent, and THE CHASE MANHATTAN BANK OF CANADA, as Canadian Agent.

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks and the Agent are parties to the Second Amended and Restated Credit Agreement referred to above (as heretofore amended, the "Credit Agreement") pursuant to which the Banks have agreed to extend credit to the Borrowers as provided therein.

        WHEREAS, pursuant to Section 2.09 of the Credit Agreement, the Company has requested that the Revolving Credit Termination Date be extended to for an Additional Period from the Existing Termination Date of May 8, 1998 to May 8, 1999.

        WHEREAS, the Company has requested that the Banks consent to the adoption of an amended Tax Sharing Agreement in the form of Exhibit A hereto to take effect upon approval thereof by NACCO's Subsidiaries which are parties thereto.

        WHEREAS, the Company has requested the Banks and the Agents to amend the Credit Agreement as provided herein.

        WHEREAS, the Banks and the Agents are agreeable to such amendment on the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein it is hereby agreed as follows:

1.  Definitions.

        All terms defined in the Credit Agreement shall be used herein as defined in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

2.  Consents.

        (a) The Banks  hereby  consent  to the  Company's  request  pursuant  to
Section 2.09 of the Credit Agreement to an extension of the Existing Termination Date from May 8, 1998 to May 8, 1999.

        (b) The Banks hereby consent to the adoption of an amended Tax Sharing Agreement substantially in the form of Exhibit A hereto to take effect upon the approval by NACCO's Subsidiaries which are parties thereto.

3.  Amendments to the Agreement.

        (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Restricted Payments Period" in its entirety."

        (b) Section 2.01(h) of the Credit Agreement is hereby amended by deleting it in its entirety.

        (c) Section 9.12 of the Credit Agreement is hereby amended by restating it in full to read as follows:

                "9.12 Restricted Payments. Except for the Holdings Dividend, the Company shall not, and shall not permit any of the Subsidiaries to, declare or make any Restricted Payments; provided that the Company may make Restricted Payments subject to the satisfaction of the following conditions on the date of such Restricted Payment and after giving effect thereto:

                (a)  no Default has occurred or is continuing; and

                (b) the aggregate amount of Restricted Payments made in any fiscal year of the Company shall not exceed the lesser of (A) the quotient of the sum of (i) Cash Flow of the Company and its Subsidiaries for the Computation Period ending December 31 of the immediately preceding fiscal year of the Company minus (ii) Fixed Charges of the Company and its Subsidiaries for such Computation Period divided by 1.05 and (B) the amount of the net income of the Company and its Subsidiaries for such Computation Period; provided that the Company shall be permitted to make Restricted Payments in such fiscal year in excess of the limit set forth in this paragraph
           (b) so long as (x) the Leverage Ratio as at the last day of such Computation Period (computed by deducting from the Net Worth of the Company the proposed Restricted Payment to be made pursuant to this
           Section 9.12) is less than or equal to .35 to 1 and (y) the Interest Coverage Ratio for such Computation Period is equal to or greater than 4.0 to 1."

        (d) Section 9.18(g) of the Credit Agreement is hereby amended by restating it in full to read as follows:

                "(g) Capital Lease Obligations of the Company and the Subsidiaries in an aggregate principal amount outstanding (as to the Company and the Subsidiaries taken together) not to exceed U. S. $20,000,000."

        (e) Sections 9.21 (b) and (c) of the Credit Agreement is hereby amended by restating it in full to read as follows:

                "(b) The Company shall not, and shall not permit any of the Subsidiaries to, enter into Interest Rate Protection Arrangements with respect to interest on an aggregate notional principal amount at anytime in excess of
U. S. $120,000,000.

                (c) The Company shall not, and shall not permit any of the Subsidiaries to, enter into Foreign Currency Hedging Arrangements under which exposure (defined as the total amount outstanding under such arrangements) of the Company and the Subsidiaries exceeds U. S. $40,000,000 at any time."

3.  Representations and Warranties.

        In order to induce the Banks and the Agent to make this Amendment, the Borrower hereby represents that:

        (a) the execution and delivery of this Amendment and the performance of the Obligors thereunder and under the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate action, will not violate any provision of law, or the Borrower's charter or by-laws, or result in the breach of or constitute a default, or require a consent, under any indenture or other agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or their respective property may be bound or affected, and (ii) each of this Amendment, the Notes and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

        (b) the representations and warranties in Article 8 of the Credit Agreement are true and correct as of the Closing Date (hereinafter defined) as if they were being made on such date; and

        (c) no Event of Default or event which with notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing on the Closing Date.

4.  Conditions of Effectiveness.

        This Amendment shall be effective (as of the date hereof) on the date when all of the following conditions shall have been met, and such date shall be the "Closing Date":

        (a) Counterparts of this Amendment shall have been executed by the Borrower, the Banks and the Agent;

        (b) The Agent shall have received copies of all corporate resolutions of the Borrower authorizing the execution and delivery of this Amendment and the Notes and the performance of the Borrower thereunder and under the Credit Agreement as hereby amended, certified as of the Closing Date by the Secretary or Assistant Secretary of the Borrower;

        (c) The Agent shall have received a certificate dated the Closing Date specifying the names and titles and including specimen signatures of the officers authorized to sign this Amendment and the Notes;

         (d) All legal matters incident to the transactions contemplated in the Credit Agreement as amended hereby shall be satisfactory to the Banks ,the Agent and their respective counsel.

5.  Miscellaneous.

        (a) Except as specifically amended hereby, all the provisions of the Credit Agreement shall remain unamended and in full force and effect, and the term "Credit Agreement", and words of like import shall be deemed to refer to the Credit Agreement as amended by this Amendment unless otherwise provided herein or the context otherwise requires. Nothing herein shall affect the obligations of the Borrower under the Credit Agreement with respect to any period prior to the effective date hereof.

        (b) This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

                IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  this
Amendment to be executed by their duly authorized officers as of the day and year first above written.





                                         HAMILTON BEACH/PROCTOR-SILEX, INC.



                                         By       James H. Taylor
                                         Name:    James H. Taylor
                                         Title:   Vice President, Treasurer



                                         PROCTOR-SILEX CANADA INC.



                                         By      James H. Taylor
                                         Name:   James H. Taylor
                                         Title:  Treasurer



                                         PROCTOR-SILEX S. A. DE C. V.



                                         By       James H. Taylor
                                         Name:    James H. Taylor
                                         Title:   Sole Administrator

                                         THE CHASE MANHATTAN BANK
                                         (NATIONAL ASSOCIATION), as U. S. Agent
                                         and a Bank


                                         By       Carol A. Ulmer
                                         Name:    Carol A. Ulmer
                                         Title:   Vice President


                                         THE CHASE MANHATTAN BANK OF CANADA, as
                                         Canadian Agent and a Bank



                                         By       Carol A.Ulmer
                                         Name:    Carol A. Ulmer
                                         Title:


                                         THE FIRST NATIONAL BANK OF CHICAGO



                                         By       Marguerite Canestraro
                                         Name:    Marguerite Canestraro
                                         Title:   Vice President


                                         THE BANK OF NOVA SCOTIA


                                         By       F.C.H. Ashby
                                         Name:    F.C.H. Ashby
                                         Title:


                                         BANK OF AMERICA ILLINOIS


                                         By       Lynn W. Stetson
                                         Name     Lynn W. Stetson
                                         Title:   Vice President


                                         CAISSE NATIONALE DE CREDIT AGRICOLE



                                         By:      Karen Coons
                                         Name:    Karen Coons
                                         Title:


                                         CRESTAR BANK


                                         By:      Christopher B. Werner
                                         Name:    Christopher B. Werner
                                         Title:   Vice President


                                         SOCIETY NATIONAL BANK


                                         By:      Marianne T. Meil
                                         Name:    Marianne T. Meil
                                         Title:   Assistant Vice President